UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 8, 2025

STEELCASE INC.

(Exact name of registrant as specified in its charter)

Michigan	1-13873	38-0819050
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

901 44th Street SE Grand Rapids, Michigan	49508
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (616) 247-2710

None

(Former name, former address and former fiscal year, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Class A Common Stock	SCS	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events.

On August 8, 2025, in connection with (i) the Agreement and Plan of Merger, by and among Steelcase Inc. (the “Company” or “Steelcase”), HNI Corporation (“HNI”), Geranium Merger Sub I, Inc. and Geranium Merger Sub II, LLC, dated as of August 3, 2025 (the “Merger Agreement”), (ii) the Letter Agreement, dated August 3, 2025, between Robert C. Pew III and the Company (the “Letter Agreement”) and (iii) the Voting and Support Agreement, dated as of August 3, 2025, by and among HNI, Mr. Pew and Susan H. Taylor (the “Voting Agreement”), Mr. Pew converted 2,216,114 shares of Class B common stock, no par value, of the Company (the “Company Class B Common Stock”) into 2,216,114 shares of Class A common stock, no par value, of the Company (the “Company Class A Common Stock”) pursuant to the voluntary conversion procedure under the Company’s Second Restated Articles of Incorporation, dated as of July 13, 2011, as amended (the “Articles”), resulting in an Event of Automatic Conversion (as defined in the Articles) and the automatic conversion of all shares of Company Class B Common Stock into shares of Company Class A Common Stock on a one-for-one basis (the “Conversion”). After the Conversion, shares of Company Class B Common Stock that were converted into shares of Company Class A Common Stock will be retired and canceled. As of August 8, 2025, following the Conversion, there were 114,717,466 shares of Company Class A Common Stock outstanding and no shares of Company Class B Common Stock outstanding.

Pursuant to the Articles, (a) the certificates that represented shares of Company Class B Common Stock immediately prior to the Conversion shall, upon the Conversion, represent the same number of shares of Company Class A Common Stock; (b) a person entitled to receive shares of Company Class A Common Stock issuable upon the Conversion will be treated for all purposes as the record holder of such shares of Company Class A Common Stock at and as of the time of the Conversion; and (c) the rights of such person as a holder of shares of Company Class B Common Stock that have been converted in the Conversion shall cease and terminate at and as of the time of the Conversion.

The Articles provide that holders of converted Company Class B Common Stock shall deliver their certificates, duly endorsed in blank or accompanied by proper instruments of transfer, to the principal office of the Company or the office of any transfer agent for shares of the Company Class A Common Stock, together with a notice setting out the name or names (with addresses) and denominations in which the certificate or certificates representing such shares of Company Class A Common Stock are to be issued and including instructions for delivery thereof. Pursuant to the Articles, upon such delivery in connection with the Conversion, the Company or its transfer agent will promptly issue and deliver at the stated address to the holder of shares of Company Class A Common Stock a certificate or certificates representing the number of shares of Company Class A Common Stock to which the holder is entitled by reason of the Conversion, and will cause such shares of Company Class A Common Stock to be registered in the name of such holder.

No Offer or Solicitation

This communication is not an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

Important Information and Where to Find It

In connection with the transaction between HNI and Steelcase (the “Transaction”), HNI will file with the U.S. Securities and Exchange Commission (the “SEC”) a Registration Statement on Form S-4 to register the shares of HNI common stock to be issued in connection with the Transaction. The Registration Statement will include a joint proxy statement of HNI and Steelcase that also constitutes a prospectus of HNI. The definitive joint proxy statement/prospectus will be sent to the shareholders of each of HNI and Steelcase.

INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE REGISTRATION STATEMENT ON FORM S-4 AND THE JOINT PROXY STATEMENT/PROSPECTUS WHEN THEY BECOME AVAILABLE, AS WELL AS ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC IN CONNECTION WITH THE TRANSACTION OR INCORPORATED BY REFERENCE INTO THE JOINT PROXY STATEMENT/PROSPECTUS, BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION REGARDING HNI, STEELCASE, THE TRANSACTION AND RELATED MATTERS.

Investors and security holders may obtain free copies of these documents and other documents filed with the SEC by HNI or Steelcase through the website maintained by the SEC at http://www.sec.gov or from HNI at its website, www.hnicorp.com, or from Steelcase at its website, www.steelcase.com (information included on or accessible through either of HNI’s or Steelcase’s website is not incorporated by reference into this communication).

Participants in the Solicitation

HNI, Steelcase, their respective directors and certain of their respective executive officers may be deemed to be participants in the solicitation of proxies in connection with the Transaction under the rules of the SEC. Information about the interests of the directors and executive officers of HNI and Steelcase and other persons who may be deemed to be participants in the solicitation of proxies in connection with the Transaction and a description of their direct and indirect interests, by security holdings or otherwise, will be included in the joint proxy statement/prospectus related to the Transaction, which will be filed with the SEC. Information about the directors and executive officers of HNI and their ownership of HNI common stock is set forth in the definitive proxy statement for HNI’s 2025 Annual Meeting of Shareholders, filed with the SEC on March 11, 2025; in Table I (Information about our Executive Officers) at the end of Part I of HNI’s Annual Report on Form 10 K for the fiscal year ended December 28, 2024, filed with the SEC on February 25, 2025; in HNI’s Current Report on Form 8 K filed with the SEC on June 20, 2025; in the Form 3 and Form 4 statements of beneficial ownership and statements of changes in beneficial ownership filed with the SEC by HNI’s directors and executive officers; and in other documents filed by HNI with the SEC. Information about the directors and executive officers of Steelcase common stock can be found in Steelcase’s definitive proxy statement in connection with its 2025 Annual Meeting of Shareholders, filed with the SEC on May 28, 2025; under the heading “Supplementary Item. Information About Our Executive Officers” in Steelcase’s Annual Report on Form 10 K for the fiscal year ended February 28, 2025, filed with the SEC on April 18, 2025; in Steelcase’s Amendment No. 1 to Current Report on Form 8-K/A filed with the SEC on July 11, 2025; in the Form 3 and Form 4 statements of beneficial ownership and statements of changes in beneficial ownership filed with the SEC by Steelcase’s directors and executive officers; and in other documents filed by Steelcase with the SEC. Free copies of the documents referenced in this paragraph may be obtained as described above under the heading “Important Information and Where to Find It.”

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STEELCASE INC.

Date: August 8, 2025	By:	/s/ David C. Sylvester
David C. Sylvester
Senior Vice President, Chief Financial Officer